Supplement Dated June 10, 2021 to Your Prospectus Dated May 3, 2021

Issued by Talcott Resolution Life Insurance Company Separate Account Two

The Huntington Director Series II/IIR

This supplement updates certain information in your prospectus for insurance products issued by Talcott Resolution Life Insurance Company

In the section entitled “Fee Tables,” the following changes are made:

The table reflecting the minimum and maximum expenses total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract for The Huntington Director is deleted and replaced with the following:

The Huntington Director Series II/IIR	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.16%	2.18%

The Example table for The Huntington Director II/IIR is deleted and replaced with the following:
The Huntington Director II/IIR:
(1)    If you Surrender your Contract at the end of the applicable time period:

1 year	$1,116
3 years	$2,080
5 years	$2,863
10 years	$4,833
(2)    If you annuitize at the end of the applicable time period:

1 year	$372
3 years	$1,332
5 years	$2,297
10 years	$4,724
(3)    If you do not Surrender your Contract:

1 year	$479
3 years	$1,440
5 years	$2,404
10 years	$4,833
This Supplement Should Be Retained With Your Prospectus for Future Reference
HV-7854